Receivables	12 Months Ended
Apr. 30, 2018
Accounts, Notes, Loans and Financing Receivable, Unclassified [Abstract]
Receivables
Receivables, net of their related allowance, consist of the following:

(in 000s)
As of April 30,	2018		2017
	Short-term	Long-term	Short-term	Long-term
Loans to franchisees	$30,596	$35,212	$39,911	$36,614
Receivables for U.S. assisted and DIY tax preparation and related fees	41,572	5,503	23,025	6,316
Instant Cash Back® receivables	27,192	2,057	34,940	—
H&R Block Emerald Advance® lines of credit	15,642	5,754	16,202	5,069
Software receivables from retailers	6,769	—	16,715	—
Royalties and other receivables from franchisees	9,239	761	13,275	1,585
Other	15,764	3,147	18,707	3,314
	$146,774	$52,434	$162,775	$52,898

Balances presented above as short-term are included in receivables, while the long-term portions are included in other noncurrent assets in the consolidated balance sheets.
Loans to Franchisees. Franchisee loan balances consist of term loans made primarily to finance the purchase of franchises and revolving lines of credit primarily for the purpose of funding off-season working capital needs. As of April 30, 2018 and 2017, we had $0.1 million loans more than 90 days past due. We had no loans to franchisees on non-accrual status as of April 30, 2018 or 2017.
Instant Cash Back® Program. Instant Cash Back amounts are generally received from the CRA within 60 days of filing the client's return, with the remaining balance collectible from the client. As of April 30, 2018 and 2017, we had $2.7 million and $1.5 million, respectively, of Instant Cash Back balances more than 60 days old.
We review the credit quality of our Instant Cash Back receivables based on pools, which are segregated by the year of origination, with older years being deemed more unlikely to be repaid. As of April 30, 2018, gross balances of $31.9 million, $0.5 million and $0.7 million, were originated in fiscal years 2018, 2017, and 2016 and prior, respectively.
H&R Block Emerald Advance® lines of credit. These lines of credit are originated by BofI, and we purchase a participation interest in them. We review the credit quality of our EA receivables based on pools, which are segregated by the year of origination, with older years being deemed more unlikely to be repaid.
Beginning in fiscal year 2018, we now charge-off older balances in December while in prior years, these charge-offs happened in April. This change was made to align with our practices on other financial receivables. Current balances and amounts on non-accrual status and classified as impaired, or more than 60 days past due, by year of origination, are as follows:

					(in 000s)
As of April 30,	2018			2017
Year of Origination	Current Balance	Non-Accrual	Year of Origination	Current Balance	Non-Accrual

2018	$25,835	$25,835	2017	$10,160	$10,160
2017	3,955	3,955	2016	4,527	4,527
2016 and prior	4,502	4,502	2015 and prior	2,709	2,709
Revolving loans	13,726	11,067	Revolving loans	13,998	10,600
	48,018	$45,359		31,394	$27,996
Allowance (1)	(26,622)		Allowance (1)	(10,123)
Net balance	$21,396		Net balance	$21,271

(1)
As of April 30, 2018, the allowance relates to estimated uncollectible balances from the 2018 tax season and past due revolving loans. As of April 30, 2017, the allowance related solely to revolving loans.

Allowance for Doubtful Accounts. Activity in the allowance for doubtful accounts for our receivables is as follows:

(in 000s)
	EAs	All Other	Total
Balances as of May 1, 2015	$7,353	$47,174	$54,527
Provision	24,939	48,743	73,682
Charge-offs	(23,285)	(47,913)	(71,198)
Balances as of April 30, 2016	9,007	48,004	57,011
Provision	12,713	40,063	52,776
Charge-offs	(11,597)	(42,894)	(54,491)
Balances as of April 30, 2017	10,123	45,173	55,296
Provision	16,499	57,990	74,489
Charge-offs	—	(47,972)	(47,972)
Balances as of April 30, 2018	$26,622	$55,191	$81,813

In fiscal years 2018 and 2017, we recorded recoveries of $2.9 million and $6.8 million, respectively, on EAs against our allowance, compared to none in fiscal year 2016.